Exhibit 99.2

This Statement on Form 4 is filed by: (i) Apollo Investment Fund VI, L.P., (ii) Domus Investment Holdings, LLC, (iii) Domus Co-Investment Holdings LLC, (iv) RCIV Holdings (Luxembourg) S.à r.l., (v) Apollo Advisors VI, L.P., (vi) Apollo Capital Management VI, LLC, (vii) Apollo Principal Holdings I, L.P., (viii) Apollo Principal Holdings I GP, LLC, (ix) RCIV Holdings, L.P. (“RCIV LP”), (x) Apollo Management VI, L.P., (xi) AIF VI Management, LLC, (xii) Apollo Management, L.P., (xiii) Apollo Management GP, LLC, (xiv) Apollo Management Holdings, L.P. and (xv) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  April 16, 2013

Issuer Name and Ticker or Trading Symbol:  Realogy Holdings Corp. [RLGY]

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.
its general partner

	By:	Apollo Capital Management VI, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

DOMUS INVESTMENT HOLDINGS, LLC

By:	Apollo Management VI, L.P.
its manager

	By:	AIF VI Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

DOMUS CO-INVESTMENT HOLDINGS LLC

By:	Apollo Management VI, L.P.
its managing member

	By:	AIF VI Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO CAPITAL MANAGEMENT VI, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I, L.P.

By:	Apollo Principal Holdings I GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO PRINCIPAL HOLDINGS I GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

RCIV HOLDINGS (LUXEMBOURG) S.À R.L.

By:	RCIV Holdings, L.P.
its sole shareholder

By:	Apollo Management VI, L.P.
its manager

By:	AIF VI Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

RCIV HOLDINGS, L.P.

By:	Apollo Management VI, L.P.
its manager

By:	AIF VI Management, LLC
its general partner

By: /s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President